RBC Capital Markets Financial Institutions Conference 2021 March 10, 2021 Terry Dolan Vice Chair and Chief Financial Officer Jeff von Gillern Vice Chair, Technology and Operations Services Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting U.S. Bancorp, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking statements and additional information

U.S. Bancorp NYSE TradedUSB Founded1863 Market Value$79B Branches 2,434 ATMs 4,232 Assets $554B Deposits $430B Loans $298B As of 12/31/20, except market value as of 3/5/21 Regional National International Consumer & Business Banking and Wealth Management Corporate & Commercial Banking and Wealth Management & Investment Services Payment Services and Investment Services

Our position in the industry Assets Deposits Market Value Source: company reports and Bloomberg Assets and deposits as of 12/31/20; market value as of 3/5/21 Assets Deposits Market Value U.S. U.S. U.S. Rank Company $ in billions Rank Company $ in billions Rank Company $ in billions 1 J.P. Morgan $3,386 1 J.P. Morgan $2,144 1 J.P. Morgan $460.50299999999999 2 Bank of America 2819.627 2 Bank of America 1795 2 Bank of America 318.82400000000001 3 Citigroup 2260 3 Wells Fargo 1404 3 Wells Fargo 154.74 4 Wells Fargo 1955 4 Citigroup 1281 4 Citigroup 146.59200000000001 5 U.S. Bancorp 554 5 U.S. Bancorp 430 5 U.S. Bancorp 78.816999999999993 6 Truist Financial 509.22800000000001 6 Truist Financial 381.077 6 Truist Financial 79.106999999999999 7 PNC 467 7 PNC 365 7 PNC 74.822999999999993 8 Fifth Third 204.68 8 Fifth Third 159.08099999999999 8 Fifth Third 26.145 9 Citizens Financial 183 9 Citizens Financial 147 9 KeyCorp 20.015999999999998 10 KeyCorp 170.33600000000001 10 KeyCorp 135.28200000000001 10 Citizens Financial 18.832000000000001 Assets and deposits as of 9/30/20 Market Value as of 12/_/20

Consumer & Business Banking Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Corporate & Commercial Banking Corporate Banking, Commercial Banking and Commercial Real Estate Payment Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody Payment Services 25% Wealth Management & Investment Services 13% Corporate & Commercial Banking 19% Consumer & Business Banking 43% Full Year 2020 taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 16 for reconciliation Our differentiated business mix supports consistent growth

Long history of industry-leading returns… Return on Average Common Equity (5-Year Average)* Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC * 5-Year average ranges from 2016-2020, 10-Year average ranges from 2011-2020, 15-Year average ranges from 2006-2020 Return on Average Common Equity (10-Year Average)* Return on Average Common Equity (15-Year Average)*

Source: S&P Global Market Intelligence; Peer banks include: BAC, CFG, FITB, JPM, KEY, PNC, RF, TFC and WFC * PPNR defined by S&P Global Market Intelligence as: Net interest income, on a fully tax-equivalent basis, plus fees and other noninterest income minus non-credit-related expenses. Nonrecurring revenue and nonrecurring expense and securities gains and losses are excluded. ** 5-Year average ranges from 2016-2020, 10-Year average ranges from 2011-2020, 15-Year average ranges from 2006-2020 … driven by superior PPNR* and credit quality performance Pre-Provision Net Revenue* / Avg Assets (5-Year Average)** Pre-Provision Net Revenue* / Avg Assets (10-Year Average)** Pre-Provision Net Revenue* / Avg Assets (15-Year Average)** Net Charge-off Rates Our NCO ratios tend to run higher than peer average in periods of economic strength due to our higher-than-average mix of credit card loans During periods of stress, our disciplined underwriting is validated by lower NCO ratios vs peers

Investing for the future Innovation Optimization Superior Returns We are investing in people and technology with the goal of improving growth and efficiency is providing opportunities for and driving

Our investments have proven to be dependable COVID-19 has accelerated the shift to digital banking This shift has allowed us to capitalize on efficiencies which have led to increased returns Our technology strategy, paired with our current capabilities, will allow us to grow our digital banking even further As the world has been rapidly transforming, we have been investing for the future FinTech Competition Increased Need for Flexibility COVID-19 Competition for Top-talent Artificial Intelligence Changing Customer Expectations Emerging Technologies Accelerated Digital Usage Data Security Operational Efficiency Increased Digitization USB External Factors Modernization at U.S. Bank has accelerated Innovation Data as of 12/31/20 * Represents core Consumer Banking customers active in at least one channel in the previous 90 days Total Digital includes both online and mobile platforms

Technology will continue to power us forward

Our current technology spend of $2.5 billion includes both offensive and defensive investments

Current Capabilities

Best In Class Application

- Mobile App rated 5 out of 5 stars by more than 1 million users

#1
Mobile Check Deposit
Cornerstone Advisors

Named Best in Industry
Digital Mortgage Tools
Kiplinger

#1
Customer Service Features
Business Insider Intelligence

Ample DIY & DIT services

DIY

DIT

- Smart Assistant has answered more than 1 million questions since launched in summer 2020

#1
Overall Superregional Bank
11th consecutive year in Fortune magazine

Current Cloud Infrastructure

- Migrating applications into the public cloud

Full Technology Consolidation of Acquisitions

- All acquisitions are brought to our technology platform

Technology Modernization Strategy

Cloud Acceleration
Modernize our technology stack to enable flexibility and agility

Single Source of Data
Create a unified data platform & APIs for scalability and analytics

Engrain Security
Place security within the technology fabric of everything we do

Engineering Culture & Up-skilling
Streamline how we work to improve time to market and cost

Business Targets:

- **~20%** lower incremental costs for new features
- **60%** of digital consumer touchpoints serviced by the cloud
- Mainframe usage reduced by **20%**

U.S. BANCORP | 10

A New Tech Stack… …Will Impact All Business Lines Create a unified data platform and APIs, for scalability and analytics Modernize our technology stack to enable flexibility and agility Enhance how we work, to improve time to market and cost Simplify our systems in a secure and reliable infrastructure Consumer & Business Banking Significantly improve reliability and performance for branch and call center systems Reduce fixed costs per customer account Simplify customer touchpoints Corporate & Commercial Banking Accelerate trading platform capabilities for capital markets Simplify vendor integration complexity, costs, and risks Wealth Management & Investor Services “Crush the paper” faster Quicker and cheaper testing of acquisition strategies Payments Reduce data warehouse infrastructure and costs Improve time to market for new capabilities Assist in bridging the gap of business banking and payment capabilities Creating a “reusable” tech stack will enhance modernization Use case specific software Legacy tech stack Monolithic Core Systems Targeted tech stack Re-usable modular shared services Unified Data platform Cloud DevSecOps Foundation Streamlined Core Systems

Bridging the gap between banking and payments services Payments services U.S. Bank Payments Ecosystem Card issuing Merchant processing AR and AP solutions Omni-commerce capabilities Lending Deposits Capital solutions Cash management Investment services Banking services Payments services As the lines between traditional banking and payments capabilities blur, the opportunity is here for us to provide integrated banking and payments solutions through a complete payments ecosystem Leveraging data to drive One U.S. Bank, removing complexity, creating value and differentiation Creating an easy and frictionless experience for customers Investing in the digital evolution in payments Over the last few years, we’ve focused our investment on the tech-led segment within merchant services. Tech-led includes digital, omni-commerce and e-commerce as well as investments in integrated software providers These investments are paying off as “tech-led” is our fastest growing segment Over 100% growth in new tech-led partnerships* * Increase in new tech-led partnerships ranges from 12/31/2018-12/31/2020 Technology Data

Helping us lead the banking and fintech evolution talech provides cloud-based software that allows businesses to manage multiple operational tasks in a single POS solution Services Appointment scheduling Billing Online payment portal The Right Fit for Small Businesses Bridging the Banking & Payments Gap When acquired in 2019, talech serviced $2.3 billion in processing volume Over $18 trillion of consumer payments are still done through traditional methods, and only 14% of global retail spend is done digitally* The dashboard will enable customers to spend more time on growing their business Modernization use case: talech Restaurants Menu and order management Table and position management Split checks Retail Inventory management Employee management Customer management tools We expect to see an increase in both digitally acquired customers and in digital product usage by current banking customers A new integrated dashboard, to be completed in 2021, will help small businesses manage both their payment and business banking activities in one place * Per Visa’s 2020 investor day; global retail spend excludes travel and event ticket sales.

Net interest income Noninterest income Expenses Credit quality Tax rate 1Q21 guidance update

Appendix

Non-GAAP financial measures